Exhibit 10.13

Date: 11 September 2007

Our ref: P/HIHI4/00413/07(A)

Atlantic Components Limited
B24-27, 1st Floor, Block B
Proficient Industrial Centre
6 Wang Kwun Road
Kowloon Bay
Kowloon

Attention: Mr Kenneth Chan

Dear Sirs,

Banking Facilities: Atlantic Components Limited (“Borrower”)

          We, DBS Bank (Hong Kong) Limited (“Bank”), refer to our letter dated 27 December 2006 together with the “Terms and Conditions Governing Banking Facilities and Services” and the “Terms and Conditions Governing Factoring Facilities and Services” attached therein setting out the facilities made available to you as varied by our letter dated 14 May 2007 (collectively called “the Existing Facility Letter”).

          We are pleased to confirm that all the terms and conditions under the Existing Facility Letter shall remain unchanged except the following variation until further notice:

Terms and Conditions Governing Factoring Facilities and Services

The following terms and conditions apply for the Factoring Facilities as mentioned under the above heading of the Existing Facility Letter will be revised to read as follows:-

Nature of the Factoring Facilities	Disclosed and Recourse/ Non-recourse

Service Charge	Recourse Factoring – 0.15% of invoiced amount

Non-recourse Factoring – 0.35% of invoiced amount

In addition to the existing terms and conditions apply for the Factoring Facilities, the following terms is added:

Credit Risk Cover Applied: Credit risk cover will be taken out by the Bank with a correspondent factor or a credit insurer in the Bank’s name for non-recourse factoring facility subject to the terms of credit risk cover stipulated by the correspondent factor or the credit insurer.

          If you have any queries, please contact Mr Jimmy Ng, whose telephone number is 2218-4834.

DBS Bank (Hong Kong) Limited	Tel 852 2218 8598
Enterprise Banking	Fax 852 2285 3601
16th Floor, The Center	www.dbs.com
99 Queen’s Road Central
Central, Hong Kong

Atlantic Components Limited	Our Ref: P/HIHI4/00413/07(A)

          We are pleased to be of service to you.

Signed for and on behalf of
DBS Bank (Hong Kong) Limited
by:

Authorised Signature

FN/mh